SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2021

STERLING BANCORP
(Exact Name of Registrant as Specified in Charter)

Delaware		001-35385	80-0091851
(State or Other Jurisdiction of		(Commission File No.)	(IRS Employer ID No.)
Incorporation or Organization)

Two Blue Hill Plaza, Second Floor
Pearl River	New York		10965
(Address of Principal Executive Office)			(Zip Code)

Registrant’s telephone number, including area code:
(845) 369-8040

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STL	New York Stock Exchange
Depositary Shares, each representing 1/40 interest in a share of 6.50% Non-Cumulative Perpetual Preferred Stock, Series A	STLPRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 2.02. Results of Operations and Financial Condition
On January 20, 2021, Sterling Bancorp (the “Company”) issued a press release regarding its results for the three months and full year ended December 31, 2020. The press release is included as Exhibit 99.1 to this report.
The information contained in this report, including Exhibit 99.1 attached hereto, is considered to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

The release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The LTI Plan is a key element of the Company’s executive compensation program as it provides equity-based compensation that supports the Company’s goal of aligning management and stockholders’ interests and recruiting and retaining key personnel. The LTI Plan targets 75% of an award in performance shares (with vesting based on certain adjusted metrics including return on average tangible assets (“ROATA”) and earnings per share available to common stockholders (“EPS”)) (“Performance Award”) and 25% of an award in time-vested stock. Performance Award payouts can range from 0% to 150% of target based on the Company’s three-year adjusted EPS growth and adjusted ROATA relative to the KBW Regional Bank Index. For participants to be eligible to earn a Performance Award payout, the Company is required to meet a minimum adjusted EPS and adjusted ROATA in the final year of a performance period (the “Minimum Threshold Requirements”).

On January 20, 2021, the Board of Directors (the “Board”) of the Company, upon the recommendation of the Compensation Committee of the Board (the “Committee”), approved the removal of the Minimum Threshold Requirements for the three-year performance periods ended December 31, 2020, 2021 and 2022 as well as prospective three-year performance periods under the Long-Term Incentive Plan (the “LTI Plan”) and will rely on the relative performance measures to determine the payouts. The Board believes this change maintains robust relative performance criteria and was made to retain and ensure sustained engagement of key executives, recognize the significant impact of the COVID-19 pandemic on the Company and drive long-term business results.

Except as disclosed herein and previously disclosed in Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 24, 2020, awards under the LTI Plan remain unchanged.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release of Sterling Bancorp, dated January 20, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                        STERLING BANCORP

DATE: January 20, 2021    By:/s/ Luis Massiani
Luis Massiani
Chief Financial Officer and
Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Sterling Bancorp, dated January 20, 2021